SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2007
                                                  ---------------

            Wachovia Bank Commercial Mortgage Trust, Series 2007-C33
            --------------------------------------------------------
                         (Exact name of issuing entity)

                       Wachovia Bank, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                        Barclays Capital Real Estate Inc.
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                          Nomura Credit & Capital, Inc.
                          -----------------------------
               (Exact name of sponsor as specified in its charter)

                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                  Wachovia Commercial Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina              333-131262-10               56-1643598
--------------------------------------------------------------------------------
      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)

301 South College Street, Charlotte, North Carolina                28288-0166
--------------------------------------------------------------------------------
(Address of principal executive offices of Registrant)             (Zip Code)

Registrant's telephone number, including area code: (704) 374-6161
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On August 22, 2007, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of August 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association ("Wachovia"), as master servicer, LNR Partners, Inc. ("LNR"), as special servicer, and Wells Fargo Bank, N.A. ("Wells Fargo"), as trustee. The Certificates consist of twenty-nine classes (each, a "Class") of Certificates, fifteen of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-PB Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-1A Certificates", the "Class IO Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and fourteen of which classes are designated as the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates," the "Class S Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting of 166 mortgage loans, primarily consisting of office, retail and hospitality mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,602,123,586. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Mortgage Loans") were acquired by the Registrant from Wachovia pursuant to a mortgage loan purchase agreement, dated as of August 1, 2007, between the Registrant and Wachovia (the "Wachovia Mortgage Loan Purchase Agreement"), certain of the Mortgage Loans (the "Barclays Mortgage Loans") were acquired by the Registrant from Barclays Capital Real Estate Inc. ("Barclays") pursuant to a mortgage loan purchase agreement, dated as of August 1, 2007, between the Registrant and Barclays (the "Barclays Mortgage Loan Purchase Agreement"), certain of the Mortgage Loans (the "Nomura Mortgage Loans") were acquired by the Registrant from Nomura Credit & Capital, Inc. ("Nomura") pursuant to a mortgage loan purchase agreement, dated as of August 1, 2007, between the Registrant and Nomura (the "Nomura Mortgage Loan Purchase Agreement") and certain of the Mortgage Loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia" and, collectively with Wachovia, Barclays and Nomura, the "Sellers") pursuant to a mortgage loan purchase agreement, dated as of August 1, 2007, between the Registrant and Artesia (the "Artesia Mortgage Loan Purchase Agreement"). The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia, Barclays, Nomura and Artesia was derived from the sale of Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities") and Barclays Capital Inc. ("BCI") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated August 10, 2007, among the Registrant, Wachovia, Wachovia Securities and BCI (pertaining to the Offered Certificates), a Certificate Purchase Agreement, dated August 10, 2007, among the Registrant, Wachovia and Wachovia Securities (pertaining to the Private Certificates), and the Pooling and Servicing Agreement. The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On August 22, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 10, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------

(1.1) Underwriting Agreement, dated August 10, 2007, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC and Barclays Capital Inc.

(4.1) Pooling and Servicing Agreement, dated as of August 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 22, 2007, relating to validity and tax matters.

(99.1) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Barclays Capital Real Estate Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.4) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE
                                      SECURITIES, INC.


                                   By:   /s/ Elizabeth K. Stinson
                                      ------------------------------------------
                                      Name:  Elizabeth K. Stinson
                                      Title: Vice President

Date: September 6, 2007

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                               Paper (P) or
Exhibit No.     Description                                  Electronic (E)
-----------     -----------                                  ------------

1.1             Underwriting Agreement                       E

4.1             Pooling and Servicing Agreement              E

8.1             Opinion of Cadwalader, Wickersham & Taft     E
                LLP, dated as of August 22, 2007,
                relating to validity and tax matters

99.1            Wachovia Mortgage Loan Purchase Agreement    E

99.2            Barclays Mortgage Loan Purchase Agreement    E

99.3            Nomura Mortgage Loan Purchase Agreement      E

99.4            Artesia Mortgage Loan Purchase Agreement     E